BNY Mellon Emerging Markets Equity ETF

Summary Prospectus | March 1, 2021

Ticker Symbol: BKEM

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/etf. You can also get this information at no cost by calling 1-800-ETF-BNYM (383-2696) (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated March 1, 2021, are incorporated by reference into this summary prospectus.

BNY Mellon Emerging Markets Equity ETF
Investment Objective

The fund seeks to track the performance of the Morningstar® Emerging Markets Large Cap IndexSM.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.11%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Acquired Fund Fees Expense	0.07%
Total annual fund operating expenses	0.18%

* The fund's management agreement provides that the Adviser, BNY Mellon ETF Investment Adviser, LLC, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. From the fund's commencement of operations on April 24, 2020, to the most recent fiscal year end, the fund's portfolio turnover rate was 12.84% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in equity securities comprising the Morningstar® Emerging Markets Large Cap IndexSM, depositary receipts based on securities comprising the index, exchange-traded funds (ETFs) providing exposure to such securities, and derivatives with economic characteristics similar to such securities or the index. The fund’s derivatives investments may include futures, currency forwards, total return swaps and structured notes. The

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Morningstar®  Emerging Markets Large Cap IndexSM is a float-adjusted market capitalization weighted index designed to measure the performance of emerging market large-capitalization stocks. A country is considered emerging if: (i) its annual per capita gross national income does not fall in the World Bank's high-income category for the most recent three years; (ii) it has had broad-based discriminatory controls against non-domiciled investors during the most recent three years; and (iii) its stock markets do not exhibit any of the following characteristics: transparency, market regulation, operational efficiency, and the absence of broad-based investment restrictions. The index's initial universe of eligible securities includes equity securities (including common stock, preferred stock and shares of real estate investment trusts (REITs)), issued by emerging market companies and traded on a major foreign exchange. At each reconstitution, the initial universe is screened to exclude securities based on the number of non-trading days, trading volume and turnover during the preceding six-month period, and market capitalization. Securities not previously part of the last reconstitution are excluded from a current reconstitution if the security has 20 or more non-trading days during the last six months or their trading volume and turnover ranks in the bottom 25% of the initial universe as determined by the index provider based on the preceding six months of trade data. Securities previously part of the last reconstitution are provided a one-time buffer and not excluded unless the security has 30 or more non-trading days (20 or more non-trading days after the one-time buffer) during the last six months or their trading volume and turnover ranks in the bottom 20% (bottom 25% after the one-time buffer) of the initial universe as determined by the index provider based on the preceding six months of trade data. Of the remaining securities, the index includes large capitalization securities from each eligible country, targeting the top 70% of stocks by market capitalization from each eligible country. The index rebalances quarterly in March, June, September and December, and reconstitutes semi-annually in June and December. As of December 31, 2020, the index was comprised of 684 securities.

Under normal circumstances, in seeking to track the index's performance, the fund generally purchases a representative sample of the securities comprising the index. By using a sampling process, the fund typically will not invest in all of the securities in the index. The fund may also fully replicate the index when determined to be in the best interest of the fund in pursuing its objective.

In seeking to track the index, the fund's assets may be concentrated in (i.e., more than 25% of the fund's assets invested in) an industry or group of industries, but only to the extent that the index concentrates in a particular industry or group of industries. In addition, a significant portion of the fund’s assets will generally be focused in a country or region to the extent the index is focused in a particular country or region. As of December 31, 2020, 21.0% of the index consisted of securities of issuers in the technology sector and 19.7% of the index consisted of securities of issuers in the financials sector. Additionally, as of December 31, 2020, the index had significant exposure to issuers located in China and the Asian region.

The fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act); however, the fund may become non-diversified solely as a result of a changes in the composition of the index (e.g., changes in weightings of one or more component securities). When the fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares. Outdated or unreliable market information could result in errors in index data, index computations or the construction of the index in accordance with its methodology and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

• Large-cap stock risk. The fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies. A company with a large market capitalization relative to the market in a particular country or region may not have a large capitalization relative to the market in another country or region or the global market generally.

BNY Mellon Emerging Markets Equity ETF Summary	2

• Index sampling risk.  The use of sampling techniques by the sub-adviser, Mellon, may result in the fund holding a smaller number of securities than are in the index. The sampling techniques used by the sub-adviser to select the securities in which the fund invests may not track the index the same as if the fund were replicating the index and may result in investment performance that differs from the index.

• Foreign investment risk. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems in share registration, settlement or custody, may result in losses and/or may impact the correlation between the fund and index performance. Investments denominated the foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. These risks may impact the correlation between fund and index performance.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• China risk. The fund's investments are significantly exposed to issuers located in China, and therefore the fund may be particularly exposed to the economy, industries, securities and currency markets of China. The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries. In addition, the current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has imposed tariffs on the other country's products. Additionally, in November 2020, a U.S. executive order was issued prohibiting U.S. persons, including the fund, from transacting in securities of any Chinese company identified as a "Communist Chinese military company" ("CCMC") or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited CCMC securities. It is unclear if or how long the executive order will continue in effect, but to the extent that it does and further companies are named CCMCs, there may be a material adverse impact on the value of those securities and in turn the fund if holding such securities.

• Asian risk. The fund invests significantly in stocks issued by companies located in Asian countries. Many Asian countries can be characterized as either emerging or newly industrialized economies and tend to experience more volatile economic cycles than developed countries. Asian economies are also frequently subject to the risks of undeveloped financial service sectors, high inflation, frequent currency fluctuations, devaluations, or restrictions, political and social instability, corruption, and less efficient markets. Economies of Asian countries may also be heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region. Companies in Asia may be subject to risks such as nationalization or other forms of government interference. Increased political and social unrest could adversely affect the performance of investments in this region.

BNY Mellon Emerging Markets Equity ETF Summary	3

• Concentration risk. The fund will concentrate its investments (i.e., invest more than 25% its total assets) in a particular industry or group of industries to approximately the same extent that the index is concentrated. To the extent the fund concentrates in a particular industry or group of industries, it will be more susceptible to economic conditions and risks affecting those industries.

• Technology company risk. The technology sector has been among the most volatile sectors of the stock market. Because the fund's investments are concentrated in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller technology companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund's ability to sell these securities.

• Financials sector risk. Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

• ETF risk. To the extent the fund invests in ETFs, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other ETFs typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

BNY Mellon Emerging Markets Equity ETF Summary	4

• Derivatives risk. A  small  investment in derivatives  could  have  a  potentially  large  impact  on  the  fund's performance. The  use  of  derivatives  involves  risks  different  from,  or  possibly  greater  than,  the  risks  associated  with  investing  directly in the  underlying  assets,  and  the  fund’s use  of  derivatives  may  result  in losses  to  the  fund. Derivatives  in which  the fund may  invest  can  be  highly  volatile,  illiquid  and  difficult  to  value,  and  there  is  the  risk  that  changes  in the  value of  a  derivative  held  by  the  fund will  not  correlate  with  the  underlying  assets  or  the  fund's other  investments  in the manner  intended.  Certain  derivatives  have  the  potential  for  unlimited  loss,  regardless  of  the  size  of  the  initial  investment, and  involve  greater  risks  than  the  underlying  assets  because,  in addition  to  general  market  risks,  they  are  subject to  liquidity  risk (lack of  a  liquid  secondary  market),  credit  and  counterparty  risk  (failure  of  the  counterparty  to  the derivatives  transaction  to  honor its  obligation)  and  pricing  risk (risk  that  the  derivative  cannot  or  will  not  be  accurately  valued).  Recently adopted and future rules  and  regulations  of  the Securities  and  Exchange  Commission  (SEC)  may  require  the  fund to alter,  perhaps  materially,  its  use  of  derivatives. Certain derivatives in which the fund may invest may reference the London Interbank Offered Rate (LIBOR). On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced its intention to begin consultation on delaying the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future of LIBOR and the nature of any replacement rate. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. The replacement and/or discontinuation of LIBOR could lead to significant short-term and long-term uncertainty and market instability. The unavailability and/or discontinuation of LIBOR could have adverse impacts on derivatives that reference LIBOR, may affect the value, liquidity or return on such derivatives, as they may fall out of favor, and may result in costs incurred by the fund in connection with closing out positions and entering into new positions. Any pricing adjustments to a fund's investments resulting from a substitute reference rate may also adversely affect the fund's performance and/or NAV.

• Futures risk.  The  value  of  a  futures  contract  tends  to  increase  and  decrease  in correlation  with  the  value  of  the  underlying  instrument.  Risks  of  futures  contracts  may  arise  from  an  imperfect  correlation  between  movements  in the  price  of the  futures  and  the  price  of  the  underlying  instrument.  The  fund's use  of  futures  contracts  exposes  the  fund to  leverage risk  because  of  the  small  margin  requirements  relative  to  the  value  of  the  futures  contract.  A  relatively  small  market movement  will  have  a  proportionately  larger  impact  on  the  funds  that  the  fund has  deposited  or  will  have  to  deposit with  a  broker  to  maintain  its  futures  position.  While  futures  contracts  are  generally  liquid  instruments,  under  certain market  conditions  they  may  become  illiquid.  Futures  exchanges  may  impose  daily or  intraday  price  change  limits  and/or  limit  the  volume  of  trading.  Additionally, government  regulation  may  further  reduce  liquidity  through  similar  trading  restrictions. As  a  result,  the  fund may  be  unable  to  close  out  its  futures  contracts  at  a  time  that  is  advantageous. The  price  of  futures  can  be  highly  volatile;  using  them could  lower  total  return,  and  the  potential  loss  from  futures could  exceed  the  fund's initial  investment  in such  contracts.

• Currency forward risk. Currency forward  contracts  are  derivative  instruments  pursuant  to  a  contract  with  a  counterparty  to  buy  or  sell  a  specific  currency  at  a  future  date  at  a  price  set  at  the  time  of  the  contract.  Not  all  forward  contracts require  a  counterparty  to  post  collateral,  which  may  expose  the  fund to  greater  losses  in the  event  of  a  default  by  a counterparty.  Foreign  currency  forward  transactions  include  risks  associated  with  fluctuations  in foreign  currency.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Total return swap risk.  A  total  return  swap  is  a  contract  in which  one  party  agrees  to  make  periodic  payments  to  another  party  based  on  the  change  in market  value  of  the  assets  underlying  the  contract,  which  may  include  a  specified security,  basket  of  securities,  or  securities  indices  during  the  specified  period,  in return  for  periodic  payments  based on a  fixed  or  variable  interest  rate  or  the  total  return  from  other  underlying  assets.  Total return  swap  agreements  may be  used  to  obtain  exposure  to  a  security  or  market  without  owning  or  taking  physical  custody  of  such  security  or investing  directly  in such  market.  Total return  swap  agreements  may  effectively  add  leverage  to  the  fund’s portfolio because,  in addition  to  its  total  net assets,  the  fund would  be  subject  to  investment  exposure  on  the  notional  amount of  the  swap.  The  primary  risks  associated  with  total  returns  swaps  are  credit  risks  (if  the  counterparty fails  to  meet  its obligations)  and  market  risk  (if  there  is  no  liquid  market  for  the  agreement  or  unfavorable  changes  occur  to  the  underlying  asset).

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the

BNY Mellon Emerging Markets Equity ETF Summary	5

fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Non-diversification risk. To the extent the fund becomes non-diversified, the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the fund is non-diversified, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the fund's invested assets are diversified.

• New fund risk. The fund is recently organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

Performance

Since the fund has less than one full calendar year of operations, past performance information for the fund is not presented in this prospectus.  Once the fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the fund by showing the variability of the fund's returns based on net assets and comparing the fund's performance to a broad based securities index.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC (Adviser). The Adviser has engaged its affiliate, Mellon Investments Corporation (Mellon), to serve as the fund's sub-adviser.

Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith are the fund's primary portfolio managers. Mr. Durante has been a primary portfolio manager of the fund since April 2020 and Messrs. France, Frysinger and Stoll and Mses. Sheremeta and Walker Smith have been primary portfolio managers of the fund since October 2020. Mr. Durante is a Managing Director and Co-Head of Equity Index Portfolio Management at Mellon. Messrs. France, Frysinger and Stoll and Ms. Sheremeta are each a Vice President and Senior Portfolio Manager at Mellon. Ms. Walker Smith is a Director and Co-Head of Equity Index Portfolio Management at Mellon. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Purchase and Sale of Fund Shares

The fund  will  issue  (or redeem)  fund  shares  to  certain  institutional  investors  known  as "Authorized  Participants" (typically  market  makers  or  other  broker-dealers)  only  in  large  blocks  of  fund  shares  known  as  "Creation  Units." Creation  Unit  transactions  are  conducted  in  exchange  for  the  deposit  or  delivery  of  a  portfolio  of  in-kind  securities designated  by  the  fund  and/or  cash.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at  market  prices  rather  than  at  net  asset  value  (NAV),  fund  shares  may  trade at  a  price  greater  than NAV  (premium)  or  less  than  NAV  (discount).  When  buying  or  selling  shares  in  the  secondary  market,  you  may  incur costs  attributable  to  the  difference  between  the  highest  price  a  buyer  is  willing  to  pay  to  purchase  shares  of the  fund (bid)  and  the  lowest  price  a  seller  is  willing  to  accept  for shares  of the  fund  (ask)  (the  "bid-ask  spread").  Recent  information  regarding  the  fund's  NAV,  market  price,  premiums  and  discounts,  and  bid-ask  spreads is available at www.im.bnymellon.com.

BNY Mellon Emerging Markets Equity ETF Summary	6

Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you  purchase  fund  shares  through a  broker-dealer  or  other  financial  intermediary  (such  as  a  bank),  the  Adviser  or its  affiliates  may  pay  the  financial  intermediary  for  certain  activities  related  to  the  fund,  including  educational  training programs,  conferences,  the  development  of  technology  platforms  and  reporting  systems,  or  other  services  related  to the  sale  or  promotion  of  the  fund.  These  payments  may  create  a  conflict  of  interest  by  influencing  the  broker-dealer  or other  intermediary  and  your  salesperson  to  recommend  the  fund  over  another  investment. Ask  your  salesperson  or  visit your  financial  intermediary's  website  for  more  information.

The fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. (index provider) and the index provider makes no representation regarding the advisability of investing in the fund. The index provider determines the composition of the index and relative weightings of the securities in the index, which is subject to change by the index provider. The index provider publishes information regarding the market value of the index.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

BNY Mellon Emerging Markets Equity ETF Summary	7